Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

Delaware American Services Fund

Growth of Capital

2001 ANNUAL REPORT

(Growth of Capital Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders                    1

Portfolio Management
Review                                    3

Performance Summary                       7

Financial Statements

  Statement of Net Assets                 8

  Statement of Assets and
  Liabilities                            10

  Statement of Operations                11

  Statements of Changes in
  Net Assets                             12

  Financial Highlights                   13

  Notes to Financial
  Statements                             17

  Report of Independent
  Auditors                               20


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o   We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o   We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $83 billion in assets as of June 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"WHILE WE DON'T EXPECT
THE SAME RATE OF
GROWTH THAT WE
EXPERIENCED IN THE LATE
1990'S, OUR INVESTMENT
TEAMS HAVE BEGUN TO
STRATEGICALLY POSITION
DELAWARE STOCK
PORTFOLIOS WITH AN EYE
ON ECONOMIC RECOVERY."

July 1, 2001

Recap of Events -- The fiscal year ended June 30, 2001 was a difficult one for stock investors. Last summer, the market was struggling to get back on its feet after a spring 2000 downturn. Since then, investors have seen only brief stretches of positive performance, coming last August and again in January and April of this year. Corporate earnings that started weakening last autumn continued to fall short of expectations during the first six months of 2001. With the economy slowing, the Federal Reserve has aggressively pared back interest rates in an effort to reinvigorate U.S. businesses.

While investors have abided the market's volatility this year, by mid-June they had become increasingly focused on the direction of the economy. After all, six months ago, conventional Wall Street wisdom said that sunnier skies would be here by now. Analysts had predicted that by mid-year we would see a recovering economy and stock performance that bore no resemblance to the feeble market that investors suffered through in 2000.

Despite signs that the economy may be turning the corner, many investors seem to have gotten accustomed to pessimism. Some forecasters are calling for a more extended economic downturn, citing increased layoffs, plans for capital spending cuts by corporations, and the threat that any drop in consumer confidence would pose. They claim we are still "looking across a valley" to a recovery that is still several quarters away.

At Delaware, we subscribe more strongly to the belief that the U.S. can and will return to stronger growth during the second half of this year. While the economy's direction is always open for debate, we think that investors assessing the current environment would do well to view the glass as half full, remembering that patience truly is a virtue. For one, the effects of interest-rate cuts are known to be felt six to nine months after they occur, so the Fed's actions of last winter should just be kicking in. And the still-confident U.S. consumer will be seeing a $40 billion rebate on Federal taxes arriving by early September.

In the meantime, we believe economic leading indicators and economists currently support our opinion. The Wall Street Journal's mid-year survey of 54 renowned economists projected a 1.6% rate of annual growth for the U.S. economy during the third quarter of 2001, 2.7% in the fourth, and 3.0% in the first quarter of 2002. If such a scenario plays out, the U.S. economy is in recovery as you read this report.

Total Return

For the period ended June 30, 2001                           One Year
--------------------------------------------------------------------------------
Delaware American Services Fund--Class A Shares               +21.21%
--------------------------------------------------------------------------------
Lipper Speciality/Miscellaneous Funds Average (116 funds)      +3.06%
Standard & Poor's 500 Index                                   -14.82%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 7. The Lipper category represents the average return of sector funds and other miscellaneous mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

While we don't expect the same rate of growth that we experienced in the late 1990's, our investment teams have begun to strategically position Delaware stock portfolios with an eye on economic recovery. Whether it be finding undervalued cyclical stocks, or implementing broad research themes vis-a-vis future economic expansion, our portfolio managers are right now gearing up for the road ahead.

In fact, we think our broad approach of seeking early-cycle recovery stocks often helped us during the second quarter, when market performance turned favorable for a brief period. We are reasonably optimistic that more of the same is on the horizon.

For the fiscal year ended June 30, 2001, the S&P 500 Index lost 14.82% and
The Dow Jones Industrial Average gained just 2.21%. The Nasdaq Composite Index was led further down by many of the still-out-of-favor technology stocks in the index, and finished the same period with a drop of 45.51%.

Delaware American Services Fund finished the year ended June 30, 2001 with a return of +21.21% (Class A shares at net asset value with distributions reinvested), while its benchmark, the S&P 500 Index, fell 14.82% during the same fiscal year. Your Fund also outpaced its average peer, as measured by the Lipper Specialty/Miscellaneous Funds Average, which gained 3.06% for the year.

Market Outlook -- In our opinion, stocks are likely to remain volatile over the coming months, but the long-term stock investing environment is generally quite attractive.

We believe there are plenty of reasons for optimism. The Fed's monetary policy is quite accommodative for investors, and in our opinion, an economic rebound is not far off. Generally, we believe stocks are trading at levels that create many investment opportunities.

Until corporate earnings begin to rebound, however, we remain cautious. We encourage investors to diversify and show discipline by adhering to a regular investment plan. We urge mutual fund investors to consult their financial advisors this summer to review their portfolios, as stock market volatility often creates a need for rebalancing asset allocations.

On the pages that follow, your Fund's managers discuss performance for the fiscal period. As always, thank you for remaining committed to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.            /s/ David K. Downes
------------------------------------    -------------------------------------
Charles E. Haldeman, Jr.                David K. Downes
Chairman,                               President and Chief Executive Officer,
Delaware Investments Family of Funds    Delaware Investments Family of Funds

John A. Heffern
Vice President/Portfolio Manager

Steven T. Lampe
Vice President/Portfolio Manager

July 1, 2001

"GENERALLY, THE STRONG
PERFORMANCE THAT WE
REPORTED TO YOU AT
MID-FISCAL-YEAR
CONTINUED THROUGH
2001'S FIRST SIX MONTHS."

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Investment returns were strong during the fiscal year ended June 30, 2001, despite disappointing performance from the broader market. In a market faced with corporate earnings disappointments and economic slowing, your Fund managed to return +21.21% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended June 30, 2001. This performance significantly outpaced the Fund's benchmark -- the Standard and Poor's 500 Index -- which returned -14.82% for the same period.

Generally, the strong performance that we reported to you at mid-fiscal-year continued through 2001's first six months. While the U.S. economy slowed considerably during our fiscal year, and while broad market performance was often weak, the service sectors in which we invest often performed quite well on a relative basis.

In general, we seek investment opportunities among U.S. companies engaged in financial services, business services, and consumer services. We employ a bottom-up approach to stock selection, using fundamental research to identify companies that we believe to be leaders in each of these areas. In selecting stocks for the Fund, we evaluate such factors as market opportunity and position, company products and competitive standing, and management experience and depth. We combine this fundamental assessment with traditional valuation techniques to determine the relative attractiveness of the investment opportunity.

Once we make an investment, we continuously monitor each company for signs of deviation from an established set of expectations. Finally, we work to assess new opportunities that may offer investment returns that are superior to current holdings.

Portfolio Highlights
During the period, the Fund's banking and finance sector often turned in strong performance, as did many of our insurance holdings. At various times during the year, financial services stocks benefited from the Fed's aggressive interest rate reductions, as well as from increased mergers and acquisitions activity in the industry. Among the financial services holdings that were strong performers for the Fund during the fiscal year were mortgage lender Freddie Mac and the Bermuda-based reinsurer Trenwick. Another strong performer was Annaly Mortgage Management, an investment trust that holds a large portfolio of mortgage-backed securities.

With the pace of economic slowing increasing during the first six months of 2001, diversification became a prudent tact for equity investors. During this period, we increased the number of stocks in the Fund from to 37 to 44, adding holdings when we saw buying opportunities among stocks that fit our criteria. As of June 30, 2001, banking and finance stocks comprised 20.96% of the Fund's net assets, while our allocation to insurance company stocks was up from mid-fiscal-year and comprised an additional 17.13% of net assets. Among the insurance stocks added to the portfolio during the year were Everest Re Group, Hartford Financial Services, and Ambac Financial Group.

Our financial services holdings are involved in a wide variety of businesses, and we view the financial services sector itself as being quite broad. Financial services stocks are inherently sensitive to the economy, and going forward we will continue to seek opportunities in sub-sectors that may benefit from economic recovery and changes in general market conditions.

In our report at mid-fiscal-year, we noted that wireless telecommunications provider McLeod USA had been a poor performer. At that time, we were in the process of significantly reducing our exposure to the telecommunications sector in general as the outlook for the industry deteriorated. Despite poor performance from holdings such as McLeod and Sprint during the year, our early exit of the telecommunications sector proved foresighted. The outlook for the industry worsened considerably in 2001, with bankruptcies and debt defaults occasionally coming into play. As of fiscal year-end, your Fund had no holdings in the telecommunications industry, which we will continue to monitor for signs of a turnaround.

Technology markets generally performed quite poorly during the last year, as economic slowing and a reversal in investor sentiment led to severe losses for many stocks. For the year ended June 30, 2001, for example, the technology-heavy Nasdaq Composite Index fell 45.51%.

Fortunately, our focus on services tints our view of the technology universe. As a result, your Fund's technology-related holdings are often providers of diversified business services, and not the well-known, large-cap technology names that often bore the brunt of the correction. A number of our technology-related holdings aided performance for the fiscal year, including Fiserv, a provider of information technology services to financial institutions, and Concord EFS, a leader in the market for ATM and payment processing services.

Both Fiserv and Concord are members of the Fund's business services sector, which comprised 17.42% of net assets as of June 30, 2001. Our holdings in this sector include a wide array of businesses, from consultants and corporate staffing providers to data protection and financial services software providers.

As of June 30, 2001, we had increased the Fund's holdings in healthcare and pharmaceuticals, which accounted for 10.21% of net assets. In this sector, our focus on services has led us to invest in companies such as Cardinal Health, which services both healthcare product manufacturers and patient care providers. Also added to our healthcare and pharmaceuticals holdings during the year was Johnson & Johnson. A household name, we believe Johnson & Johnson enjoys the advantage among pharmaceutical companies of being well diversified. Due to a focus on healthcare products and services, Johnson & Johnson derives a smaller percentage of revenue from pharmaceuticals sales than much of its competition.

Outlook
We are optimistic that the Federal Reserve's aggressive monetary easing in 2001 can help restore the economy to a stronger footing. However, we expect to face a challenging and volatile market until it becomes more clear that corporate earnings have begun to improve.

Whether or not the economy strengthens in coming months, we believe your Fund benefits from an ability to diversify holdings across numerous service sectors. We believe that many of the business services providers we hold can continue to prove less cyclical than the broad market. As a result, we feel the financial performance among business services companies can be somewhat more resilient than that of companies in other sectors.

Investing in the service sector of the U.S. economy has proved beneficial during recent months, and we believe that investing in service-related businesses will continue to be an excellent way to seek long-term capital appreciation going forward. As more companies focus on core competencies and outsource ancillary activities to specialized providers, the long-term outlook for many business services sectors appears bright to us. Moreover, as capital markets evolve and growing companies seek financial resources for expansion, we believe investment opportunities in the financial services arena seem equally compelling. As always, we will maintain our focus on those companies we feel are most likely to deliver superior investment performance for shareholders.

Delaware American Services Fund

Top 10 Holdings
As of June 30, 2001

Company                         Sector                   Percentage of Portfolio
--------------------------------------------------------------------------------
Annaly Mortgage Management      Banking & Finance                  5.3%
--------------------------------------------------------------------------------
Everest Re Group                Insurance                          5.1%
--------------------------------------------------------------------------------
Freddie Mac                     Banking & Finance                  3.9%
--------------------------------------------------------------------------------
R & G Financial                 Banking & Finance                  3.7%
--------------------------------------------------------------------------------
Mediacom Communications         Cable, Media & Publishing          3.3%
--------------------------------------------------------------------------------
DST Systems                     Business Services                  3.0%
--------------------------------------------------------------------------------
Fannie Mae                      Banking & Finance                  3.0%
--------------------------------------------------------------------------------
USA Education                   Banking & Finance                  2.7%
--------------------------------------------------------------------------------
Affiliated Computer Services    Business Services                  2.5%
--------------------------------------------------------------------------------
XL Capital Limited - Class A    Insurance                          2.4%
--------------------------------------------------------------------------------

FUND BASICS
-----------

As of June 30, 2001

Fund Objective
The Fund seeks to provide
long-term capital growth.

Total Fund Net Assets
$5.40 million

Number of Holdings
44

Fund Start Date
December 29, 1999

Your Fund Managers
John A. Heffern joined Delaware Investments in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Prior to that, Mr. Heffern was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. He has been managing the American Services Fund since its inception.

Steven T. Lampe joined Delaware Investments in 1995. He previously served as a Tax/Audit Manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant, and has been managing the American Services Fund since its inception. He holds a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School.

Nasdaq Symbols
Class A       DASAX
Class B       DASBX
Class C       DAMCX

DELAWARE AMERICAN SERVICES FUND PERFORMANCE
-------------------------------------------

Growth of a $10,000 Investment
December 29, 1999 through June 30, 2001

Delaware American Services Fund Growth of $10,000 investment chart
------------------------------------------------------------------

                         Delaware American
                          Services Fund -
                          Class A Shares              S&P 500 Index
      29-Dec-99              $ 9,425                     $10,000
      31-Mar-00              $12,860                     $10,229
      30-Jun-00              $11,685                     $ 9,958
      30-Sep-00              $13,929                     $ 9,861
      31-Dec-00              $13,340                     $ 9,089
      31-Mar-01              $12,295                     $ 8,012
      30-Jun-01              $14,163                     $ 8,481

Chart assumes $10,000 invested on December 29, 1999 and includes the effect of a 5.75% sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
For the periods ended June 30, 2001                     Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/99)
   Excluding Sales Charge                                +31.01%     +21.21%
   Including Sales Charge                                +25.96%     +14.27%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Inception date for Class B and Class C shares of Delaware American Services Fund is February 28, 2001.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended June 30, 2001 for Delaware American Services Fund's Institutional Class were +31.01% and +21.21%, respectively. The Institutional Class shares were first made available on December 29, 1999 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of the Delaware American Services Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Symbol Institutional Class: DASIX

Statement of Net Assets

DELAWARE AMERICAN SERVICES FUND
-------------------------------

                                                         Number of      Market
June 30, 2001                                              Shares       Value
--------------------------------------------------------------------------------
 Common Stock - 92.93%
 Banking & Finance - 20.96%
 Annaly Mortgage Management ......................         21,000     $  287,910
 Fannie Mae ......................................          1,900        161,785
 Freddie Mac .....................................          3,000        210,000
 Lehman Brothers Holdings ........................          1,000         77,750
 Merrill Lynch & Company .........................            800         47,400
 R & G Financial .................................         12,500        200,625
 USA Education ...................................          2,000        146,000
                                                                      ----------
                                                                       1,131,470
                                                                      ----------
 Business Services - 17.42%
*Affiliated Computer Services ....................          1,900        136,629
*Concord EFS .....................................          2,500        130,025
*DST Systems .....................................          3,100        163,370
 First Data ......................................          1,700        109,225
*Fiserv ..........................................            900         57,582
*Hall Kinion & Associates ........................          7,000         56,420
*KPMG Consulting .................................          8,000        122,800
 SEI .............................................          2,200        104,280
*SunGard Data Systems ............................          2,000         60,020
                                                                      ----------
                                                                         940,351
                                                                      ----------
 Cable, Media & Publishing - 9.23%
*Charter Communications ..........................          3,100         72,385
*Clear Channel Communications ....................          1,100         68,970
*Comcast - Special Class A .......................          2,800        121,520
 Interpublic Group ...............................          2,000         58,700
*Mediacom Communications .........................         10,000        176,600
                                                                      ----------
                                                                         498,175
                                                                      ----------
 Computers & Technology - 1.93%
*ChipPAC .........................................         10,000        104,400
                                                                      ----------
                                                                         104,400
                                                                      ----------
 Electronic Production Equipment - 2.04%
 PerkinElmer .....................................          4,000        110,120
                                                                      ----------
                                                                         110,120
                                                                      ----------

                                                         Number of      Market
June 30, 2001                                              Shares       Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Healthcare & Pharmaceuticals - 10.21%
 Cardinal Health .................................          1,200     $   82,800
 Cooper Companies ................................          2,200        113,080
 HCA - The Healthcare Company ....................          2,500        112,975
 Johnson & Johnson ...............................          1,300         65,000
*Shire Pharmaceuticals ADR .......................          2,000        111,000
*Wellpoint Health Networks .......................            700         65,968
                                                                      ----------
                                                                         550,823
                                                                      ----------
 Industrial Machinery - 2.32%
*SPX .............................................          1,000        125,180
                                                                      ----------
                                                                         125,180
                                                                      ----------
 Insurance - 17.13%
 Ambac Financial Group ...........................          1,500         87,300
 Everest Re Group ................................          3,700        276,760
 Hartford Financial Services .....................          1,200         82,080
 PartnerRe .......................................          2,000        110,800
 Radian Group ....................................          3,000        121,350
 Trenwick Group Limited ..........................          5,000        114,600
 XL Capital Limited - Class A ....................          1,600        131,360
                                                                      ----------
                                                                         924,250
                                                                      ----------
 Leisure, Lodging & Entertainment - 2.28%
 Carnival Cruise Lines ...........................          4,000        122,800
                                                                      ----------
                                                                         122,800
                                                                      ----------
 Retail - 7.81%
*Coach ...........................................          2,000         76,100
 Dollar General ..................................          5,000         97,500
 Tiffany .........................................          2,000         72,440
*Too .............................................          4,000        109,600
*Williams-Sonoma .................................          1,700         65,994
                                                                      ----------
                                                                         421,634
                                                                      ----------
 Utilities - 1.60%
*AES .............................................          2,000         86,100
                                                                      ----------
                                                                          86,100
                                                                      ----------
 Total Common Stock (cost $4,428,063) ............                     5,015,303
                                                                      ----------

                                                          Principal     Market
Delaware American Services Fund                            Amount       Value
--------------------------------------------------------------------------------
Repurchase Agreements - 10.12%
With BNP Paribas 3.96% 7/2/01
  (dated 6/29/01, collateralized by
  $148,000 U.S. Treasury Bills
  due 12/13/01, market value $145,713) ........     $   142,600     $   142,600
With Cantor Fitzgerald 3.96% 7/2/01
  (dated 6/29/01, collateralized by
  $43,000 U.S. Treasury Bills due
  9/27/01, market value $42,141
  and $33,000 U.S. Treasury Bills
  due 11/8/01, market value $32,463
  and $55,000 U.S. Treasury Bills
  due 11/15/01, market value $54,181) .........         126,200         126,200
With J.P. Morgan Chase 3.96%
  7/2/01 (dated 6/29/01, collateralized
  by $150,000 U.S. Treasury Bills
  due 9/6/01, market value $149,095) ..........         145,500         145,500
With UBS Warburg 3.96% 7/2/01
  (dated 6/29/01, collateralized by
  $136,000 U.S. Treasury Bills due
  9/27/01, market value $134,380) .............         131,700         131,700
                                                                    -----------
Total Repurchase Agreements
  (cost $546,000) .............................                         546,000
                                                                    -----------
Total Market Value of Securities - 103.05%
  (cost $4,974,063) ...........................                       5,561,303

Liabilities Net of Receivables and
  Other Assets - (3.05%) ......................                        (164,727)
                                                                    -----------
Net Assets Applicable to 531,284 Shares
  Outstanding - 100.00% .......................                     $ 5,396,576
                                                                    ===========
Net Asset Value - Delaware American
  Services Fund Class A
  ($1,670,602 / 164,507 Shares) ...............                          $10.16
                                                                         ------
Net Asset Value - Delaware American
  Services Fund Class B
  ($638,337 / 62,938 Shares) ..................                          $10.14
                                                                         ------
Net Asset Value - Delaware American
  Services Fund Class C
  ($80,958 / 7,984 Shares) ....................                          $10.14
                                                                         ------
Net Asset Value - Delaware American
  Services Fund Institutional Class
  ($3,006,679 / 295,855 Shares) ...............                          $10.16
                                                                         ------

Components of Net Assets at June 30, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) ..................................        $ 5,037,906
Distributions in excess of accumulated net
  realized gains on investments ............................           (228,570)
Net unrealized appreciation of investments .................            587,240
                                                                    -----------
Total net assets ...........................................        $ 5,396,576
                                                                    ===========
--------------
*Non-income-producing security for the year ended June 30, 2001.
 ADR - American Depositary Receipt

Net Asset Value and Offering Price per Share -
  Delaware American Services Fund
Net asset value Class A (A) .....................................        $10.16
Sales charge (5.75% of offering price or 6.10%
  of amount invested per share) (B) .............................          0.62
                                                                         ------
Offering price ..................................................        $10.78
                                                                         ======
-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities

June 30, 2001                                    Delaware American Services Fund
--------------------------------------------------------------------------------
Assets:
Investments at market (cost $4,974,063) ....................          $5,561,303
Receivable for securities sold .............................             261,261
Subscriptions receivable ...................................              98,613
DMC receivable .............................................              31,235
Prepaid registration fees ..................................              27,000
Cash .......................................................               1,700
Other assets ...............................................               1,039
                                                                      ----------
Total assets ...............................................           5,982,151
                                                                      ----------

Liabilities:
Payable for securities purchased ...........................             585,575
                                                                      ----------
Total liabilities ..........................................             585,575
                                                                      ----------

Total Net Assets ...........................................          $5,396,576
                                                                      ==========
                             See accompanying notes

Statement of Operations

Year Ended June 30, 2001                         Delaware American Services Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends .........................................................   $  25,618
Interest ..........................................................       9,338
                                                                      ---------
                                                                         34,956
                                                                      ---------
Expenses:
Registration fees .................................................      32,554
Management fees ...................................................      28,964
Reports and statements to shareholders ............................      19,685
Dividend disbursing and transfer agent fees and expenses ..........       8,289
Distribution expense ..............................................       2,790
Accounting and administration expenses ............................       2,054
Professional fees .................................................       1,850
Custodian fees ....................................................       1,615
Trustees' fees ....................................................         392
Taxes (other than taxes on income) ................................         110
Other .............................................................         510
                                                                      ---------
                                                                         98,813
Less expenses absorbed or waived ..................................     (61,798)
Less fees paid indirectly .........................................        (556)
                                                                      ---------
Total expenses ....................................................      36,459
                                                                      ---------

Net Investment Loss ...............................................      (1,503)
                                                                      ---------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ..................................     292,118
Net change in unrealized appreciation/depreciation of investments..     458,836
                                                                      ---------

Net Realized and Unrealized Gain on Investments: ..................     750,954
                                                                      ---------

Net Increase in Net Assets Resulting from Operations ..............   $ 749,451
                                                                      =========
                             See accompanying notes

Statements of Changes in Net Assets

                                                                     Delaware American Services Fund
----------------------------------------------------------------------------------------------------
                                                                             Year         12/29/99*
                                                                             Ended           to
                                                                            6/30/01        6/30/00
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss) .............................................$   (1,503)     $    2,894
Net realized gain on investments .........................................   292,118         290,684
Net change in unrealized appreciation/depreciation of investments ........   458,836         128,404
                                                                          --------------------------
Net increase in net assets resulting from operations .....................   749,451         421,982
                                                                          --------------------------
Distributions to Shareholders from:
Net investment income:
   Class A ...............................................................    (1,439)             --
   Class B ...............................................................        --              --
   Class C ...............................................................        --              --
   Institutional Class ...................................................    (4,028)             --
Net realized gain on investments:
   Class A ...............................................................  (151,038)             --
   Class B ...............................................................        --              --
   Class C ...............................................................        --              --
   Institutional Class ...................................................  (431,603)             --
In excess of net realized gain on investments:**
   Class A ...............................................................   (59,252)             --
   Class B ...............................................................        --              --
   Class C ...............................................................        --              --
   Institutional Class ...................................................  (169,318)             --
                                                                          --------------------------
                                                                            (816,678)             --
                                                                          --------------------------
Capital Share Transactions:
Proceeds from shares sold:
   Class A ............................................................... 1,102,820         988,685
   Class B ...............................................................   615,724              --
   Class C ...............................................................    85,707              --
   Institutional Class ...................................................        --       2,000,028
                                                                          --------------------------
                                                                           1,804,251       2,988,713
                                                                          --------------------------
Net asset value of shares issued upon reinvestment of distributions:
   Class A ...............................................................   201,644              --
   Class B ...............................................................        --              --
   Class C ...............................................................        --              --
   Institutional Class ...................................................   604,949              --
                                                                          --------------------------
                                                                             806,593              --
                                                                          --------------------------
Cost of shares repurchased:
   Class A ...............................................................  (393,494)       (157,475)
   Class B ...............................................................        --              --
   Class C ...............................................................    (6,767)             --
   Institutional Class ...................................................        --              --
                                                                          --------------------------
                                                                            (400,261)       (157,475)
                                                                          --------------------------
Increase in net assets derived from capital share transactions ........... 2,210,583       2,831,238
                                                                          --------------------------
Net Increase in Net Assets ............................................... 2,143,356       3,253,220
Net Assets:
Beginning of Period ...................................................... 3,253,220              --
                                                                          --------------------------
End of Period ............................................................$5,396,576      $3,253,220
                                                                          ==========================

-------------
 *Date of commencement of operations.
**Distributions which exceed net realized gain for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains.

                             See accompanying notes
12

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                    Delaware American Services Fund Class A
--------------------------------------------------------------------------------------------------

                                                                          Year        12/29/99(1)
                                                                          Ended           to
                                                                         6/30/01        6/30/00
Net asset value, beginning of period ..................................  $10.540        $ 8.500

Income (loss) from investment operations:
   Net investment income (loss)(2) ....................................   (0.008)         0.010
   Net realized and unrealized gain on investments ....................    2.061          2.030
                                                                         ----------------------
   Total from investment operations ...................................    2.053          2.040
                                                                         ----------------------

Less dividends and distributions:
   Dividends from net investment income ...............................   (0.015)            --
   Distributions from net realized gain on investments ................   (1.741)            --
   Distributions in excess of net gain on investments .................   (0.677)            --
                                                                         ----------------------
   Total dividends and distributions ..................................   (2.433)            --
                                                                         ----------------------

Net asset value, end of period ........................................  $10.160        $10.540
                                                                         ======================

Total return(3) .......................................................   21.21%         24.00%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................   $1,671           $774
   Ratio of expenses to average net assets ............................    0.98%          0.75%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..........................    2.64%          1.22%
   Ratio of net investment income (loss) to average net assets ........   (0.09%)         0.20%
   Ratio of net investment loss to average net assets prior to
     expense limitation and expenses paid indirectly ..................   (1.75%)        (0.27%)
   Portfolio turnover .................................................     502%           988%

----------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation were not in effect.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                    Delaware American Services Fund Class B
--------------------------------------------------------------------------------------------------
                                                                        2/28/01(1)
                                                                            to
                                                                         6/30/01
Net asset value, beginning of period ..................................  $ 9.470

Income (loss) from investment operations:
   Net investment loss(2) .............................................   (0.031)
   Net realized and unrealized gain on investments ....................    0.701
                                                                         -------
   Total from investment operations ...................................    0.670
                                                                         -------

Net asset value, end of period ........................................  $10.140
                                                                         =======

Total return(3) .......................................................    7.07%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................     $638
   Ratio of expenses to average net assets ............................    2.20%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..........................    6.02%
   Ratio of net investment loss to average net assets .................   (1.08%)
   Ratio of net investment loss to average net assets prior to
     expense limitation and expenses paid indirectly ..................   (4.90%)
   Portfolio turnover .................................................     502%

---------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation were not in effect.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                    Delaware American Services Fund Class C
--------------------------------------------------------------------------------------------------
                                                                        2/28/01(1)
                                                                           to
                                                                         6/30/01
Net asset value, beginning of period ..................................  $ 9.470

Income (loss) from investment operations:
   Net investment loss(2) .............................................   (0.035)
   Net realized and unrealized gain on investments ....................    0.705
                                                                         -------
   Total from investment operations ...................................    0.670
                                                                         -------

Net asset value, end of period ........................................  $10.140
                                                                         =======

Total return(3) .......................................................    7.07%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................      $81
   Ratio of expenses to average net assets ............................    2.20%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..........................    6.02%
   Ratio of net investment loss to average net assets .................   (1.08%)
   Ratio of net investment loss to average net assets prior to
     expense limitation and expenses paid indirectly ..................   (4.90%)
   Portfolio turnover .................................................     502%

--------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation were not in effect.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                     Delaware American Services Fund Institutional Class
---------------------------------------------------------------------------------------------------------------

                                                                          Year        12/29/99(1)
                                                                          Ended            to
                                                                         6/30/01        6/30/00
Net asset value, beginning of period ..................................  $10.540        $ 8.500

Income from investment operations:
   Net investment income(2) ...........................................       --          0.010
   Net realized and unrealized gain on investments ....................    2.053          2.030
                                                                         ----------------------
   Total from investment operations ...................................    2.053          2.040
                                                                         ----------------------

Less dividends and distributions:
   Dividends from net investment income ...............................   (0.015)            --
   Distributions from net realized gain on investments ................   (1.741)            --
   Distributions in excess of net gain on investments .................   (0.677)            --
                                                                         ----------------------
   Total dividends and distributions ..................................   (2.433)            --
                                                                         ----------------------

Net asset value, end of period ........................................  $10.160        $10.540
                                                                         ======================

Total return(3) .......................................................   21.21%         24.00%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................   $3,007         $2,479
   Ratio of expenses to average net assets ............................    0.90%          0.75%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..........................    2.39%          0.97%
   Ratio of net investment income to average net assets ...............       --          0.20%
   Ratio of net investment loss to average net assets prior to
     expense limitation and expenses paid indirectly ..................   (1.49%)        (0.02%)
   Portfolio turnover .................................................     502%           988%

-------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation were not in effect.

                             See accompanying notes

Notes to Financial Statements

June 30, 2001
--------------------------------------------------------------------------------
Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers five series: Delaware American Services Fund, Delaware Focused Growth Fund (formerly Delaware Large Cap Growth Fund), Delaware Research Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and the related notes pertain to Delaware American Services Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

Delaware American Services Fund's objective is to provide long-term capital growth. The Fund invests primarily in stocks of U.S. companies in the financial services, business services, and consumer services sectors.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If, on a particular day, an equity security does not trade, then the mean between bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund, along with other members of the Delaware Investments Family of Funds, may invest in a pooled cash account. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated to the Fund on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $89 for the period ended June 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the period ended June 30, 2001 were approximately $467. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion. At June 30, 2001, the Fund had no investment management fees payable to DMC.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through August 31, 2002. Prior to February 28, 2001, such expenses for Delaware American Services Fund were limited to 0.75%.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At June 30, 2001, the Fund had a liability for such fees and other expenses payable to DSC of $2,172.

At June 30, 2001, the Fund had liabilities and other expenses payable to DMC and affiliates of $6,873.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% (fixed at 0.25% by the Board of Trustees) of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP was waiving the distribution fees until February 28, 2001.

For the year ended June 30, 2001, DDLP earned $472 for commissions of sales of Fund Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended June 30, 2001, the Fund made purchases of $19,829,061 and sales of $18,780,307 of investment securities other than U.S. government securities and short-term investments.

At June 30, 2001, the cost of investments for federal income tax purposes was $4,980,603. At June 30, 2001, the net unrealized appreciation was $580,700 of which $636,436 related to unrealized appreciation of investments and $55,736 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:

                                                             Year      12/29/99*
                                                             Ended        to
                                                            6/30/01     6/30/00
Shares sold:
  Class A ................................................. 110,510      87,567
  Class B .................................................  62,938           -
  Class C .................................................   8,668           -
  Institutional Class .....................................       -     235,295

Shares issued upon reinvestment of distributions:
  Class A .................................................  20,227           -
  Class B .................................................       -           -
  Class C .................................................       -           -
  Institutional Class .....................................  60,560           -
                                                            -------     -------
                                                            262,903     322,862
                                                            -------     -------

Shares repurchased:
  Class A ................................................. (39,675)    (14,122)
  Class B .................................................       -           -
  Class C .................................................    (684)          -
  Institutional Class .....................................       -           -
                                                            -------     -------
                                                            (40,359)    (14,122)
                                                            -------     -------
Net Increase .............................................. 222,544     308,740
                                                            =======     =======
------------
* Date of commencement of operations

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of June 30, 2001, or at any time during the fiscal year.

--------------------------------------------------------------------------------
6. Credit And Market Risk
The Fund concentrates its investments in companies management believes will benefit from advances in financial services, business services or consumer services sectors. As a result, the value of the Fund's shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to a single economic, political or regulatory occurrence affecting these companies.

7. Tax Information (Unaudited)
The information set forth is for each Fund's fiscal year as required by federal law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes is sent to them in January of each year. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended June 30, 2001, the Fund designates distributions paid during the year as follows:

    (A)                       (B)
 Long-Term                 Ordinary                  (C)              (D)
Capital Gains               Income                  Total         Qualifying
Distributions            Distributions          Distributions      Dividends
 (Tax Basis)              (Tax Basis)            (Tax Basis)          (1)
-------------            -------------          -------------     ----------
     -                        100%                   100%              9%

---------------
(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Equity Funds III -- Delaware American Services Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware American Services Fund (the "Fund") as of June 30, 2001, and the related statement of operations for the year then ended, statements of changes in net assets for the year then ended and for the period December 29, 1999 (commencement of operations) through June 30, 2000, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware American Services Fund at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period December 29, 1999 (commencement of operations) through June 30, 2000, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Ernst & Young LLP
                                                       -------------------------

Philadelphia, Pennsylvania
August 6, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                   International and Global          Tax-Exempt Income
   o  Technology and Innovation        o  Emerging Markets Fund          o  National High-Yield
       Fund                            o  New Pacific Fund+                  Municipal Bond Fund
   o  American Services Fund           o  Overseas Equity Fund+          o  Tax-Free USA Fund
   o  Select Growth Fund               o  International Value            o  Tax-Free Insured Fund
   o  Trend Fund                           Equity Fund***                o  Tax-Free USA
   o  Growth Opportunities Fund                                              Intermediate Fund
   o  Small Cap Growth Fund         Current Income                       o  State Tax-Free Funds*
   o  Small Cap Value Fund             o  Delchester Fund
   o  U.S. Growth Fund                 o  High-Yield                  Stability of Principal
   o  Tax-Efficient Equity Fund+           Opportunities Fund            o  Cash Reserve Fund
   o  Social Awareness Fund            o  Strategic Income Fund          o  Tax-Free Money Fund
   o  Core Equity Fund**               o  Corporate Bond Fund
                                       o  Extended Duration           Asset Allocation
Total Return                               Bond Fund                     o  Foundation Funds
   o  Blue Chip Fund+                  o  American Government                Growth Portfolio
   o  Devon Fund                           Bond Fund                         Balanced Portfolio
   o  Growth and Income Fund           o  U.S. Government                    Income Portfolio
   o  Decatur Equity                       Securities Fund+
       Income Fund                     o  Limited-Term
   o  REIT Fund                            Government Fund
   o  Balanced Fund

  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund.

***Formerly International Equity Fund.

  +Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This annual report is for the information of Delaware American Services Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware American Services Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                            Thomas F. Madison                           Investment Manager
                                             President and Chief Executive Officer       Delaware Management Company
Charles E. Haldeman, Jr.                     MLM Partners, Inc.                          Philadelphia, PA
Chairman                                     Minneapolis, MN
Delaware Investments Family of Funds                                                     International Affiliate
Philadelphia, PA                             Janet L. Yeomans                            Delaware International Advisers Ltd.
                                             Vice President and Treasurer                London, England
Walter P. Babich                             3M Corporation
Board Chairman                               St. Paul, MN                                National Distributor
Citadel Constructors, Inc.                                                               Delaware Distributors, L.P.
King of Prussia, PA                                                                      Philadelphia, PA

David K. Downes                                                                          Shareholder Servicing, Dividend
President and Chief Executive Officer        AFFILIATED OFFICERS                         Disbursing and Transfer Agent
Delaware Investments Family of Funds                                                     Delaware Service Company, Inc.
Philadelphia, PA                             William E. Dodge                            Philadelphia, PA
                                             Executive Vice President and
John H. Durham                               Chief Investment Officer, Equity            2005 Market Street
Private Investor                             Delaware Investments Family of Funds        Philadelphia, PA 19103-7057
Horsham, PA                                  Philadelphia, PA

John A. Fry                                  Jude T. Driscoll
Executive Vice President                     Executive Vice President and
University of Pennsylvania                   Head of Fixed Income
Philadelphia, PA                             Delaware Investments Family of Funds
                                             Philadelphia, PA
Anthony D. Knerr
Consultant                                   Richard J. Flannery
Anthony Knerr & Associates                   President and Chief Executive Officer
New York, NY                                 Delaware Distributors, L.P.
                                             Philadelphia, PA
Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC

(4929)                                                       Printed in the USA
AR-496 [6/01] CG 8/01                                                     J7331